EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Right On Brands, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2020	By:	/s/ Jerry Grisaffi
Jerry Grisaffi, President (Principal Executive Officer)

February 14, 2020	By:	/s/ A.David Youssefyeh
A.David Youssefyeh, Chief Financial Officer (Principal Financial and Accounting officer)